Exhibit 99.2

LOWE'S Q4 2023 RESULTS

Financial Highlights

-6.2%
COMP SALES

32.4%
GROSS MARGIN
+7 basis points

9.1%
OPERATING MARGIN
+148 basis points vs. LY
-48 basis points vs. LY Adjusted Operating Margin[1]

$1.77
DILUTED EPS
+12% vs. LY
-22% vs LY Adjusted Diluted EPS[1]

We returned **$1.0 BILLION** to our shareholders through dividends and share repurchases

Note: Comparable sales are calculated based on comparison to weeks 41-53 in fiscal 2022.

1. Adjusted Operating Margin and Adjusted Diluted EPS are non-GAAP financial measures. Refer to Lowes.com/investor for a reconciliation of non-GAAP measures.

"We delivered strong operating profit and improved customer satisfaction despite the continued pullback in DIY spending. We remain confident in the long-term strength of the home improvement market, and we are making the right investments in our Total Home strategy to take share."

– Marvin R. Ellison, Chairman & CEO

Comparable Sales Summary

- **-6.1%** COMP TRANSACTIONS
- **-0.1%** COMP **$100.45** AVERAGE TICKET
- **-0.2%** ONLINE SALES DECLINE



6 of 15 Regions
Delivered Comp Growth Above Company Average

U.S. Monthly Comp Performance



+1.4
-4.8
-3.1
-6.6
-0.2
-7.4
2023
2022
NOV
DEC
JAN

Comp Sales by Ticket Size



>$500
-8.8%
$100-$500
-7.2%
<$100
-4.5%

Product Category Performance

Comp above company average in **7 of 14 product categories**

- BUILDING MATERIALS
- HARDWARE
- LAWN & GARDEN
- PAINT
- ROUGH PLUMBING
- MILLWORK
- LUMBER

Q4 Total Home Strategy Updates

mylowe's Rewards
Launched first-of-its-kind **DIY loyalty** program

Completed rollout of **enhanced Paint department**

LOWE'S PRO
Flat Pro comp sales
Investments in the Pro offset industry-wide pressure

FY 2023 RESULTS

Financial Highlights

-4.7%
COMP SALES

33.4%
GROSS MARGIN
+16 basis points

13.4%
OPERATING MARGIN
+291 basis points

13.3%
ADJUSTED OPERATING MARGIN[1]
+26 basis points

$13.20
DILUTED EPS
+30%

$13.09
ADJUSTED DILUTED EPS[1]
-5%

WE RETURNED
$8.9 BILLION
to our shareholders through dividends and share repurchases

Note: Comparable sales are calculated based on comparison to weeks 2-53 in fiscal 2022

1. Adjusted Operating Margin and Adjusted Diluted EPS are non-GAAP financial measures. Refer to Lowes.com/investor for a reconciliation of non-GAAP measures.

Comparable Sales Summary

-4.6% COMP TRANSACTIONS

-0.1% COMP **$101.58** AVERAGE TICKET

+2.3% ONLINE SALES GROWTH

7 of 15 Regions
Delivered Comp Growth Above Company Average

Member of
Dow Jones Sustainability Indices
Powered by the S&P Global CSA
5 years in a row

FORTUNE WORLD'S MOST ADMIRED COMPANIES 2024

Fortune's 2024 Most Admired Companies

Product Category Performance

Comp above company average in **7 of 14 product categories**

- BUILDING MATERIALS
- HARDWARE
- LAWN & GARDEN
- PAINT
- ROUGH PLUMBING
- MILLWORK
- TOOLS

Total Home Strategy Updates

LOWE'S MVPs PRO REWARDS & PARTNERSHIP PROGRAM

Positive Pro comp sales despite Lumber pressure

carhartt · Coca-Cola · HUBBELL · KLEIN TOOLS · TORO

Expanded national brand offerings

Successful launch of the **rural merchandising framework** now at 300+ stores

Total Home Strategy Providing a full complement of products and services for Pros and Consumers alike, enabling a Total Home solution for every need in the home Market Share Acceleration Drive Pro penetration Accelerate online business Expand installation services Drive localization Elevate assortment

Q4 and Fiscal 2023 Reconciliation of Non-GAAP Measures Management of Lowe's Companies, Inc. (the Company) uses certain non-GAAP financial measures to provide additional insight for analysts and investors in evaluating the Company's financial and operating performance. These non-GAAP financial measures should not be considered alternatives to, or more meaningful indicators of, the Company's financial measures as prepared in accordance with GAAP. The Company's methods of determining these non-GAAP financial measures may differ from the methods used by other companies and may not be comparable. The Company has provided the following non-GAAP financial measures to assist the user in comparing its operating performance for the three months and fiscal year ended February 2, 2024, with the respective periods ended February 3, 2023: adjusted operating income, adjusted operating margin, and adjusted diluted earnings per share. These measures exclude the impacts of a certain item, further described below, not contemplated in Lowe's Business Outlook. Fiscal 2023 Impacts During fiscal 2023, the Company recognized financial impacts from the following, not contemplated in the Company's Business Outlook for fiscal 2023: • In the first quarter of fiscal 2023, the Company recognized pre-tax income of $63 million consisting of a realized gain on the contingent consideration and estimated adjustments to the selling price associated with the fiscal 2022 sale of the Canadian retail business (Canadian retail business transaction). Fiscal 2022 Impacts During fiscal 2022, the Company recognized financial impacts from the following, not contemplated in the Company's Business Outlook for fiscal 2022: • In the third quarter of fiscal 2022, the Company recognized a pre-tax $2.1 billion long-lived asset impairment of the Canadian retail business. In the fourth quarter of fiscal 2022, the Company recognized additional pre-tax costs totaling $441 million, consisting of the loss on the sale and other closing costs associated with the sale of the Canadian retail business (Canadian retail business transaction). The following provides a reconciliation of the Company's non-GAAP financial measures to the most directly comparable GAAP financial measures: Three Months Ended Years Ended Adjusted Operating Income (in millions, except percentage data) February 3, 2023 February 2, 2024 February 3, 2023 Operating Income, As Reported $ 1,704 $ 11,557 $ 10,159 Canadian retail business transaction 441 (63) 2,501 Adjusted Operating Income $ 2,145 $ 11,494 $ 12,660 Operating Margin, % of Sales, As Reported 7.59% 13.38% 10.47 % Adjusted Operating Margin, % of Sales 9.55% 13.31% 13.04 % Three Months Ended February 3, 2023 Adjusted Diluted Earnings Per Share Pre-Tax Earnings Tax 1 Net Earnings Diluted Earnings Per Share, As Reported $ 1.58 Canadian retail business transaction 0.73 (0.03) 0.70 Adjusted Diluted Earnings Per Share $ 2.28 1 Represents the corresponding tax benefit or expense specifically related to the item excluded from adjusted diluted earnings per share.

Years Ended February 2, 2024 February 3, 2023 Adjusted Diluted Earnings Per Share Pre-Tax Earnings Tax 1 Net Earnings Pre-Tax Earnings Tax 1 Net Earnings Diluted Earnings Per Share, As Reported $ 13.20 $ 10.17 Canadian retail business transaction (0.11) — (0.11) 3.95 (0.31) 3.64 Adjusted Diluted Earnings Per Share $ 13.09 $ 13.81 1 Represents the corresponding tax benefit or expense specifically related to the item excluded from adjusted diluted earnings per share.

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity”, “outlook”, “scenario”, “guidance”, and similar expressions are forward-looking statements. Forward-looking statements involve, among other things, expectations, projections, and assumptions about future financial and operating results, objectives (including objectives related to environmental, social, and governance matters), business outlook, priorities, sales growth, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for products and services including customer acceptance of new offerings and initiatives, share repurchases, Lowe’s strategic initiatives, including those relating to acquisitions and dispositions and the impact of such transactions on our strategic and operational plans and financial results. Such statements involve risks and uncertainties, and we can give no assurance that they will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. A wide variety of potential risks, uncertainties, and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as volatility and/or lack of liquidity from time to time in U.S. and world financial markets and the consequent reduced availability and/or higher cost of borrowing to Lowe’s and its customers, slower rates of growth in real disposable personal income that could affect the rate of growth in consumer spending, inflation and its impacts on discretionary spending and on our costs, shortages, and other disruptions in the labor supply, interest rate and currency fluctuations, home price appreciation or decreasing housing turnover, age of housing stock, the availability of consumer credit and of mortgage financing, trade policy changes or additional tariffs, outbreaks of pandemics, fluctuations in fuel and energy costs, inflation or deflation of commodity prices, natural disasters, armed conflicts, acts of both domestic and international terrorism, and other factors that can negatively affect our customers. Investors and others should carefully consider the foregoing factors and other uncertainties, risks and potential events including, but not limited to, those described in “Item 1A - Risk Factors” in our most recent Annual Report on Form 10-K and as may be updated from time to time in Item 1A in our quarterly reports on Form 10-Q or other subsequent filings with the SEC. All such forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update these statements other than as required by law.